EXHIBIT 10.34

                                     FORM OF
                             STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

       THIS AGREEMENT made  as  of the _____ day of _________ (the "Grant Date")
by  and  between  Everest  Reinsurance   Holdings,   Inc.  (the  "Company")  and
("Optionee").

       WHEREAS,  the  Optionee  is  a   non-employee  member  of  the  Board  of
Directors of the Company (the "Board") who has been granted certain options, as set forth herein;

       NOW, THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

       1.  DEFINITION OF TERMS

       a.  Change in control of the Company shall be deemed to have occurred if:

           (i) A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Company, and such offer is consummated for the ownership of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities.

           (ii) The Company is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than affiliates within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any party to such merger or consolidation.

           (iii) The Company transfers substantially all of its assets to another corporation or entity that is not a wholly owned subsidiary of the Company.

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           (iv)       Any person (as such term is used in Sections 3 (a) (9) and
                      13 (d) (3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Company.

           (v) As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board immediately before the transaction, cease to constitute at least a majority thereof.

       b. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

       c. Fair Market Value shall mean, unless otherwise provided in this Agreement, the average of the highest and lowest sale price of the Company's Common Stock as reported on the Composite Transaction Tape of the New York Stock Exchange (or on such other exchange, if any, on which the Stock is traded) on the relevant date, or if no sale of the Company's Common Stock is reported for such date, the next preceding day for which there is a reported sale.

       2. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase ___________ shares of Common Stock of the Company (the "Option") at __________ per share (the "Option Price"). The term of such grant shall be ten (10) years commencing on the Grant Date (the "Term"). These options are subject to the conditions hereinafter provided. The Option is a nonstatutory stock option not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

       3. EXERCISE OF OPTION. The Option may be exercised only in accordance with this Agreement, and not otherwise.


       a. TIME OF EXERCISE OF OPTION. During its Term and prior to its earlier termination in accordance with Section 4 of this
           Agreement, the Option shall be exercisable, in whole or in part, provided that the Optionee remains a member of the Board, in accordance with the following schedule:

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                  Percent of Award                   Exercisable as of
                  ----------------                   -----------------
                        33.4%                        Date of First Anniversary
                                                     Of the Grant Date

                        33.3%                        Date of Second Anniversary
                                                     Of the Grant Date

                        33.3%                        Date of Third Anniversary
                                                     Of the Grant Date

       Notwithstanding the foregoing, the Option shall become immediately and fully vested and exercisable upon (i) the death or disability (as defined herein) of the Optionee or (ii) upon a change in control of the Company (as defined herein); provided, however, in no event, may the Option be exercised after the expiration of the Term.

       Except as provided in Section 4 hereof, the Option shall not be exercisable in whole or in part unless the Optionee, as of the time the Optionee exercises the Option, is, and has been at all times since the date of the Option, a member of the Board. The Option is exercisable during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative. In the event of the Optionee's death, the Option is exercisable by the executors, administrators, heirs or distributees of the estate of the deceased Optionee.

       The Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option. If a fraction share shall become subject to the Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional shares.

       b. METHOD OF EXERCISE. To the extent then exercisable, the Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of
           Common Stock being acquired thereunder at the time of exercise; such payment shall be made either:

           (i)   in United States dollars by check or bank draft, or

           (ii) by tendering to the Company Common Stock shares already owned for at least six (6) months by the Optionee, which may include shares received as the result of a prior exercise of an option, and having a fair market value (as defined herein) equal to the cash exercise price applicable to the Option, or
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           (iii) by  a  combination  of  United  States dollars and Common Stock shares as aforesaid.

       If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

The Optionee shall, upon the exercise of the Option, execute and deliver to the Company, a written statement, in form satisfactory to the Company, in which the Optionee represents and warrants that the Optionee is purchasing or acquiring the shares acquired pursuant to the Option for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto.

       The Company may endorse such legend or legends upon the certificates for shares upon exercise of the Option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Act.

       In the event the Option is exercised by the executors, administrators, heirs or distributees of the estate of the deceased Optionee, the Company shall be under no obligation to issue Common Stock unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

       4. TERMINATION OF OPTION. Except as herein otherwise stated, the Option, to the extent not theretofore exercised, shall terminate upon the first to occur of the following:

       a.  the expiration of the term of the Option;

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       b.  the  expiration of three years after the date on which the Optionee's service on the Board is terminated, or

       c. the expiration of three years after the date on which the Optionee's service on the Board is terminated, if termination is because of the Optionee's death or disability (as defined herein).

       5. RECLASSIFICATION, CONSOLIDATION OR MERGER. In the event that during the Term of the Option there shall be any change in the Company's outstanding Common Stock by reason of stock dividend, reverse split, subdivision, recapitalization, merger (whether or not the Company is the surviving corporation), consolidation, split-up, combination or exchange of shares, reorganization, or liquidation, extraordinary dividend payable in cash or property, and the like, the number, class and the price of shares of Common Stock subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

       6. NONTRANSFERABILITY. The Optionee's rights and interest under this Agreement may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of the Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Optionee shall be subject to any obligation or liability of such Optionee.

       7. RIGHTS AS A STOCKHOLDER. The Optionee shall have no voting rights or other rights of stockholders with respect to shares which are subject to the Option, nor shall cash dividends, if any, accrue or be payable with respect to any such shares, until, after proper exercise of the Option, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred.

       8. NO RIGHT TO BE RETAINED AS A DIRECTOR. Nothing contained herein shall be construed as giving the Optionee any right to be retained in the service of the Company as a director or otherwise.

       9. EXECUTION. The Optionee shall have no rights under the Option unless and until the Optionee shall have executed and delivered to the Company this Agreement.

       10. LIMIT OF LIABILITY. Any liability of the Company to the Optionee or the Optionee's executors, administrators, heirs, or distributees, as the case may be, with respect to an Option shall be based solely on the contractual obligations created by this Option
           Agreement. Neither the Company nor any member of the Board, nor any other person participating in any determination of any question under this Agreement, or in the interpretation, administration or application of this Agreement, shall have any liability to any party for any action taken or not taken in connection with this Agreement.

       11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


       12. BINDING EFFECT. This  Agreement  shall inure to the benefit of and be
           binding   upon  the  parties  hereto  and  their  respective   heirs,
           executors, administrators, successors and assigns.

       13. MODIFICATIONS. No change or modification of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

       14. ENTIRE AGREEMENT. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations, oral or written, express or implied, between the parties hereto with respect to the Option.

       15. NOTICES.  Any  and  all  notices  required herein shall be addressed:
           (i) if to the Company, to the principal executive office of the Company; and (ii) if to the Optionee, to the Optionee's address as reflected in the records of the Company.

       16. INVALID OR UNENFORCEABLE PROVISIONS. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.


       IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed as of the day and year first above written.

                                   EVEREST REINSURANCE HOLDINGS, INC.

                                   BY: ____________________________________
                                               Joseph V. Taranto



                                       ____________________________________
                                                (Participant)